                                                                                                       AT&T MA REFERENCE NO. MA13584
                                                                                                                             -------
                                        AT&T PRIVATE LABEL- SERVICE ORDER ATTACHMENT

- -----------------------------------------------------------------------------------------------------------------------------------
CUSTOMER ("CUSTOMER")                         AT&T CORP. ("AT&T")                        AT&T SALES CONTACT NAME
- -----------------------------------------------------------------------------------------------------------------------------------
OnVantage                                     AT&T Corp.                                 Sales Contact


- -----------------------------------------------------------------------------------------------------------------------------------
CUSTOMER ADDRESS                              AT&T ADDRESS                               AT&T SALES CONTACT ADDRESS
- -----------------------------------------------------------------------------------------------------------------------------------
333 West Santa Clara Street                   55 Corporate Drive                         Address
Suite 1000                                    Bridgewater, New Jersey 08807              City, State, Zip Code
San Jose, CA 95113
- -----------------------------------------------------------------------------------------------------------------------------------
CUSTOMER CONTACT                              AT&T CONTACT                               AT&T SALES CONTACT INFORMATION
- -----------------------------------------------------------------------------------------------------------------------------------
Name: Shannon Pitt                            AT&T Internet Services Contract            Telephone: Sales Contact Telephone
Title: Vice President of Marketing            Management                                 Fax: Sales Contact Fax
Telephone408 795-1222                         url:  HTTP://MA.KWEB.ATT.COM/IPSERVICES    Email: Sales Contact Email
Fax:                                          Fax:  908-658-2248 or 908-658-2313         Branch Manager: Last, First
Email:                                        MIS or VPN ONLY Fax:  800-235-7527         Sales Strata: Sales Strata
                                                                                         Sales Region: Sales Region
- -----------------------------------------------------------------------------------------------------------------------------------
CUSTOMER BILLING ADDRESS                      CUSTOMER ACCOUNT INFORMATION               AT&T AUTHORIZED AGENT INFO. (IF
                                                                                         APPLICABLE)
- -----------------------------------------------------------------------------------------------------------------------------------
                                              CUSTOMER Account Number or                 Name:
                                              Master Account Number:                     Company Name:


                                                                                         Telephone:
                                                                                         Email:
                                                                                         Agent Code:
- -----------------------------------------------------------------------------------------------------------------------------------

This Service Order Attachment is an Attachment to the AT&T Master Agreement dated 06/16/00 between CUSTOMER and AT&T Corp. ("Agreement") and is an integral part of that Agreement. Except as provided in this Service Order Attachment, the service descriptions, pricing information and other terms and conditions relating to the AT&T Private Label Dial ISP Services in the applicable section of the AT&T Services Guide at HTTP://WWW.ATT.COM/ABS/SERVICEGUIDE, as amended from time to time, apply and are incorporated into this Service Order Attachment by this reference. In the event of a conflict among terms, the order of descending priority shall be this Service Order Attachment, AT&T Service Guide, and then the Agreement's General Terms and Conditions.

- ----------------------------------------------------- --------------------------------------------------
[X] AT&T PRIVATE LABEL DIAL ISP SERVICES              [ ] AT&T PRIVATE LABEL VIRTUAL ISP SERVICES

- ---------------------------------------------------- --------------------------------------------------

These Attachments are effective when signed by Customer and accepted in writing by AT&T ("Attachment Effective Date").
 ------------------------------------------------------------------------------
  CUSTOMER HAS READ AND UNDERSTANDS THE TERMS AND CONDITIONS OF THIS SERVICE ORDER ATTACHMENT AND THE APPLICABLE PARTS OF THE AT&T SERVICE GUIDE AND/OR SUPPLEMENT (S) FOR CUSTOM SOLUTION AND AGREES TO BE BOUND BY THEM.
 ------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
  CUSTOMER:  ONVANTAGE                       AT&T CORP.
        (Legal Name)

  By:   /S/ DEAN SENNER                      By:   /S/ MICHAEL D. JUSTICE
     ------------------------------------       --------------------------------
        (Authorized Signature)                     (Authorized Signature)

        DEAN SENNER                                MICHAEL D. JUSTICE
  ---------------------------------------    -----------------------------------
  (Typed or Printed Name)                    (Typed or Printed Name)

        PRESIDENT & COO                            CONTRACT MANAGER
  ---------------------------------------    -----------------------------------
  (Title)                                    (Title)

        10/3/00                                    10/9/2000
  ---------------------------------------    -----------------------------------
  (Date)                                     (Date)
  ------------------------------------------------------------------------------

                                AT&T PROPRIETARY
ma_agns
02/22/2000

                                    AT&T PRIVATE LABEL DIAL ISP SERVICES - RESALE VERSION
                                                     SERVICE ATTACHMENT
CUSTOM PRICING FOR ONVANTAGE (FG)                                                                      DISPR CONTRACT #  35110
Custom terms/JAH 9-11-00                                                                                               --------
- --------------------------------------------------------------------------------------------------------------------------------
CUSTOMER NAME:                  MASTER AGREEMENT REF NO:      TYPE OF SERVICE:                 INITIAL SERVICE PERIOD:

ONVANTAGE                       ________________              AT&T PRIVATE LABEL               TWO YEARS
333 West Santa Clara Street                                   DIAL ISP SERVICES - RESALE
San Jose, CA 95113                                            VERSION

408 795-1222
- --------------------------------------------------------------------------------------------------------------------------------

This Attachment consists of the following Sections 1-8, Appendix A, Appendix B, and the Service Description (as defined in Section 1) (collectively, this "Attachment"). This Attachment, together with the AT&T Master Agreement to which it is attached ("Agreement"), sets forth the terms on which AT&T will provide AT&T Private Label Dial ISP Services - Resale Version to Customer during the term of this Attachment ("Service"). Capitalized terms not defined in this Attachment are defined in the Agreement or the Service Description.

1. SERVICE

A current description of the Service is contained in the AT&T Private Label Dial ISP Services - Resale Version Service Description ("Service Description"), a copy of which Customer acknowledges having received. AT&T may, from time to time on 30 days' written notice, change the Service as described in the Service Description and provided to Customer under this Attachment.

2. EFFECTIVE DATE AND SERVICE PERIOD

A. This Attachment is effective when the AT&T Internet Services Cover Page specifically referencing this Attachment is signed by Customer and accepted in writing by AT&T ("Effective Date"). This Attachment will continue in effect until Service to Customer has been terminated under this Section 2.

B. AT&T will provide written confirmation to Customer when the Service has been implemented in all material respects, in accordance with the Implementation Checklist attached hereto as Appendix B, and is operational ("Implementation Completion Date") for Customer or its Intermediate Reseller, as the case may be. Within five days after receiving AT&T's written confirmation, Customer will notify AT&T in writing of the date on which the Service will be made available to Users ("First Service Date"), which date shall be not more than 15 days after the date of AT&T's written confirmation. Customer may use or access the Service prior to the First Service Date pursuant to the pricing and terms and conditions set forth in this Agreement, however such usage, if any, shall not be included to retire commitments that apply during the Initial Service Period or any Renewal Service Period. The "Initial" "Service Period" begins on the First Service Date and continues for the period specified in the box at the top of this page, unless extended under Appendix A or by mutual agreement. In all circumstances the Initial Service Period will be extended, if necessary, to the last day of the month in which the Initial Service Period would otherwise end.

C. After the Initial Service Period, this Attachment will automatically continue in effect for additional consecutive one (1) year Renewal Service Periods, unless terminated by either party upon written notice to the other party at least 60 days prior to the expiration of the Initial Service Period or the then current Renewal Service Period. D.

     Customer may at any time during the Initial Service Period or any Renewal Service Period terminate Service written notice to AT&T and payment of the Early Termination Fee specified in Appendix A.

E. Without limitation, AT&T will be entitled to terminate this Attachment for Customer's material breach if (i) Customer breaches Section 5.B.i or 5.B.ii;
(ii) AT&T determines in its discretion that Customer has breached Section 5.B.iii or 5.B.iv; (iii) any Intermediate Reseller or User materially breaches this Attachment and does not cure the breach within 30 days after AT&T's notice to Customer; or (iv) any Prospect breaches the nondisclosure agreement described in Section 5.C.iv.

F. If the First Service Date does not occur within three months after the Effective Date for any reason other than AT&T's fault or a force majeure, AT&T may terminate this Attachment on 30 days' written notice to Customer and may immediately invoice Customer for the Early Termination Fee.

3. PRICING AND INVOICING

A. The pricing for the Service is specified in Appendix A.

B. Payment of the Dial implementation charge is waived.

4. RESPONSIBILITIES OF THE PARTIES

A. AT&T will make its best commercially reasonable efforts to make the Service available to Customer as described in the Service Description.

B. Within five days after the Effective Date, Customer will provide AT&T with a forecast of the anticipated hours of use of the Service, by access city, for each of the first six months that the Service is anticipated to be available. Not later than the 15th day of each month after the First Service Date for the duration of this Agreement, Customer will provide AT&T with a forecast of the anticipated hours of use of the Service, by access city, for each of the following six months. Customer will make its best commercially reasonable efforts to provide accurate forecasts, basing each forecast on the best information then available to Customer (including information pertaining to planned promotional activities) and reasonable assumptions. AT&T will provide an electronic template that Customer must use to submit its forecasts; AT&T may from time to time change that template. If capacity is an issue, AT&T may take up to 90 days to build network resources in any of the forecasted cities before Customer may begin boarding new subscribers for that given city. Customer is encouraged to use actual usage data to revise forecasts for accuracy. If Customer fails to provide a forecast in accordance with this paragraph, AT&T may suspend the Service or terminate this Attachment.

C. Customer may provide the Service to "Intermediate Resellers" for resale to Users. Customer is responsible for marketing to and selecting the Users that Customer permits to subscribe to the Service.

D. Customer acknowledges that its and its Intermediate Resellers' and Users' ability to access the Service is dependent on RADIUS servers and related systems provided by Customer and its Intermediate Resellers, as the case may be. Users who for any reason are not authenticated by Customer's or an Intermediate Reseller's RADIUS server will be denied access to the Service. Customer or its Intermediate Resellers, as the case may be, are solely responsible for providing backup systems and communications links to the extent they deem prudent.

E. Each concurrent User session must be under a unique User ID. User ID's are case sensitive. A User ID with the same characters, one or more of which is in a different case, will be considered individual and unique User ID's Customer agrees that it is responsible, either directly or through its Intermediate Resellers, for prohibiting multiple concurrent sessions under the same User ID. Breach of this Section 4.E is a material breach of this Attachment.

F. Customer shall Bear all sales, use and excise taxes, duties, levies, and other similar charges (including any related interest and penalties but excluding taxes based upon AT&T's net income or net worth) however designated, imposed as a result of the existence or operation of this Agreement. If Customer is exempt from any tax, duty, levy or similar charge, Customer shall provide AT&T with all required documentation necessary to establish Customer's exempt status.

G. AT&T will not directly provide support to nor interact with any Intermediate Reseller or User, except as the Service Description expressly provides. Customer is responsible for (i) selecting the Users that Customer permits to access the Service; (ii) ordering, registration,

                                   PAGE 1 OF 6
                                AT&T PROPRIETARY
SA_DISPR.DOC
8.1.00

              AT&T PRIVATE LABEL DIAL ISP SERVICES - RESALE VERSION
                               SERVICE ATTACHMENT
CUSTOM PRICING FOR ONVANTAGE (FG)                      DISPR CONTRACT #________
Custom terms/JAH 9-11-00

provisioning, (including all client software), training and supporting for its Users; (iii) selecting the Intermediate Resellers that Customer engages to resell the Service, (iv) providing all implementation, technical, and billing support to its Intermediate Resellers; (v) billing and collecting any amounts Customer elects to charge its Intermediate ReselIers and Users in connection with the Service, including applicable taxes as identified by Customer; (vi) resolving all third party complaints concerning Intermediate Resellers and Users; and (vii) implementing with its Intermediate Resellers and Users appropriate terms, conditions, and measures to ensure that all Intermediate Resellers and Users comply with the terms and conditions of the Agreement and this Attachment, and that AT&T's liability to each Intermediate Reseller and User is limited to the same extent that AT&T's liability to Customer is limited under the Agreement and this Attachment. If Customer fails to comply with item
(vii), Customer shall indemnify AT&T against any claims that would have been foreclosed had Customer complied with that item.

G. Customer will promptly report to AT&T all known or suspected defects in the Service and keep AT&T informed of Intermediate Reseller and User complaints with respect to the Service.

H. Customer is responsible for its Content and that of any of its Intermediate Resellers and Users (including any Content hosted by Customer or any Intermediate Reseller or User on behalf of third parties). Customer acknowledges that it has read and agrees to be bound by AT&T's Acceptable Use Policy ("AUP"). The AUP, as it may be revised from time to time, is published at www.ipservices.att.com/policy.htmI or at such other address as AT&T may specify by notice. The potential consequences of violating the AUP are described in the AUP, but include filtering, blocking, or removing Content, and suspension or termination of affected services. AT&T may elect to exercise its remedies under the AUP with respect to specific Intermediate Resellers or on a broader basis, as AT&T in its sole discretion deems appropriate. A violation of the AUP is also a material breach of this Attachment. AT&T may terminate this Attachment or any service upon written notice to Customer if Customer does not comply with the AUP (as defined in this Section).

I. To the extent deemed necessary by Customer or as reasonably requested by AT&T, Customer shall implement security procedures and controls necessary to limit access to the Service to Customer's authorized Intermediate Resellers and Users and shall maintain facilities and procedures external to the Service for reconstruction of lost or altered files, data, or programs.

J. All IP addresses, domain names and telephone numbers made available by AT&T on Customer's behalf in connection with the Service shall at all times remain the property of AT&T or its suppliers and shall be nontransferable, and Customer and its Intermediate Resellers and Users shall have no right to use such IP addresses or telephone numbers upon termination or expiration of this Attachment.

K. Customer must market and sell the Service under Marks it owns or licenses. Customer may not use AT&T's Marks in any way in connection with the Service without prior written approval from AT&T.

L. Customer is solely responsible for all products and services furnished separately by Customer to any Intermediate Reseller or User in connection with the Service.

M. Customer must at its expense provide the services and other items specified as its responsibility in the Service Description.

5. CUSTOMER'S MARKETING OF THE SERVICE

A. Customer will maintain. a staff of adequately trained and competent personnel. Customer's staff members will participate in training sessions conducted by AT&T as described in the Service Description. Each training session will take place at a location designated by AT&T. Each party will be responsible for the travel, living, and other expenses of its employees and agents participating in training sessions.

B. In connection with its marketing, sales, support, and other activities regarding the Service, Customer may not:

     i. disclose to any prospective or actual Intermediate Reseller or User or to any other third party, in writing, orally, or otherwise, that AT&T is the provider of the Service, except as Section 5.C expressly provides.

     ii. issue any press release or make any statement to the public or the press about this Agreement or about the parties' activities or relationship under this Agreement.

     iii. engage in any deceptive, misleading, or unethical practices which are or might be detrimental to AT&T, the Service, or other AT&T products and services. iv. make any false or misleading representations with respect to the Service.

C. Customer may disclose to prospective Intermediate Resellers ("Prospects") that the Service is provided by a "Major National ISP" or similar generic description. Customer may disclose to Prospects that AT&T is the provider of the Service only if each of the following conditions is met in the case of each proposed disclosure:

     i. Customer must demonstrate to AT&T's satisfaction that a majority of the Prospect's dial IP traffic will be carried by the Service during the term of Customer's agreement with the Prospect.

     ii. Customer must accurately describe the Service to the Prospect, and may not mislead the Prospect about the features or functions of the Service or the role the Service plays in the overall service provided by Customer to the Prospect. Customer may not use any materials referencing AT&T that have not been approved in writing by AT&T.

     iii. Customer may make no warranties or commitments on AT&T's behalf. iv. Before making any disclosures to the Prospect under this Section 5.C, Customer must have entered into an enforceable nondisclosure agreement with the Prospect which prohibits the Prospect from disclosing to third parties any information pertaining to AT&T or its relationship to the Service for a period ending at least one year after the termination of this Attachment.

D. Customer represents that, as of the Effective Date, the Agreement and this Attachment are not `material' to its business for purposes of any disclosure obligations it may have under applicable securities or other laws or regulations. If in the future Customer determines, based on a written opinion from its external legal counsel, that it is required to disclose the Agreement or this Attachment under applicable securities or other laws or regulations, Customer will promptly notify AT&T in writing so that AT&T can work with Customer to (i) limit the scope of disclosure to the greatest extent possible under applicable laws and regulations, and (ii) for disclosures that must be made, seek confidential treatment with respect to price, price structure, commitments, and other competitively sensitive information to the greatest extent possible under applicable laws and regulations. Customer may not use disclosures made under the previous sentence for marketing purposes, whether in the form of written or electronic copies or summaries, verbal references, or otherwise.

E. Customer and its Intermediate Resellers must market and sell the Service under Marks they each own or license. Customer may not use, and may not authorize its Intermediate Resellers to use, AT&T's Marks in any way in connection with the Service.

E. Customer and Intermediate Resellers may resell the Service at the prices they choose.

6. DISCLAIMER AND LIMITATION OF LIABILITY

A. PRODUCTS OR SERVICES SOLD OR PROVIDED UNDER ANOTHER CONTRACT OR TARIFF ARE GOVERNED SOLELY BY THE TERMS OF THAT CONTRACT OR TARIFF, INCLUDING ANY WARRANTIES, GUARANTIES, OR OTHER OBLIGATIONS OF AT&T UNDER THAT CONTRACT OR TARIFF.

B. AT&T SHALL NOT BE RESPONSIBLE FOR: (i) SERVICE IMPAIRMENTS CAUSED BY ACTS WITHIN THE CONTROL OF CUSTOMER, ITS AGENTS, SUBCONTRACTORS, SUPPLIERS,

                                   PAGE 2 OF 6
                                AT&T PROPRIETARY
SA_DISPR.DOC
8.1.00

              AT&T PRIVATE LABEL DIAL ISP SERVICES - RESALE VERSION
                               SERVICE ATTACHMENT
CUSTOM PRICING FOR ONVANTAGE (FG)                      DISPR CONTRACT #________
Custom terms/JAH 9-11-00

LICENSEES, INTERMEDIATE RESELLERS, OR USERS; (ii) INTEROPERABILITY OF SPECIFIC CUSTOMER, INTERMEDIATE RESELLER, OR USER APPLICATIONS; (iii) INABILITY OF CUSTOMER, ANY INTERMEDIATE RESELLER, OR ANY USER TO ACCESS OR INTERACT WITH ANY OTHER SERVICE PROVIDERS, NETWORKS, USERS, OR INFORMATIONAL OR COMPUTING RESOURCES THROUGH THE INTERNET; (iv) INTERACTIONS WITH THIRD PARTIES THROUGH THE INTERNET; (v) SERVICES OR EQUIPMENT PROVIDED BY CUSTOMER, INTERMEDIATE RESELLERS, USERS, OR THIRD PARTIES; OR (vi) PERFORMANCE IMPAIRMENTS CAUSED ELSEWHERE ON THE INTERNET. AT&T SHALL NOT BE LIABLE FOR UNAUTHORIZED ACCESS BY THIRD PARTIES TO CUSTOMER'S OR ITS INTERMEDIATE RESELLERS', ITS USERS', OR THIRD PARTIES' TRANSMISSION FACILITIES OR PREMISES EQUIPMENT OR FOR UNAUTHORIZED ACCESS TO OR ALTERATION, THEFT, LOSS, OR DESTRUCTION OF CUSTOMER'S OR ITS INTERMEDIATE RESELLERS', ITS USERS', OR THIRD PARTIES' NETWORK, SYSTEMS, APPLICATIONS, DATA FILES, PROGRAMS, PROCEDURES, OR INFORMATION THROUGH ACCIDENT, FRAUDULENT MEANS OR DEVICES, OR ANY OTHER METHOD.

C. Neither party will, by reason of a change to the Service or the rightful termination of this Agreement, be liable to the other for compensation, reimbursement, or damages on account of the loss of prospective profits on anticipated sales or on account of expenditures, investments, leases, or commitments made in connection with the business or goodwill of the other.

7. TRANSITION/REDUCTION IN CAPACITY

Both parties agree that in order to help ensure appropriate dial Internet modem capacity for the Customer's End Users or Hours while, at the same time, allowing AT&T to recoup some of its investment in resource required to support the transaction, any reduction in usage will be managed as set forth in this Section. As End Users or Hourly traffic is boarded onto the AT&T network, the number of End Users or Hours continue to grow to a point where in a particular month there will be more End Users or Hours than in any earlier month. This traffic volume shall be referred to as the (the "High Water Mark"). From that point in time, Customer agrees that the total number of End Users or Hours in any month shall not be reduced from the number of End Users or Hours in the preceding month by an amount greater than 10% of the High Water Mark (the "Allowable Reduction"). If, in a subsequent month, the amount of End Users or Hours exceeds the established High Water Mark, then that month will be established as the new High Water Mark. If, in a month, the number of End Users or Hours exited exceeds the Allowable Reduction, then the Customer will be liable to AT&T for [***] for each exited End User in excess of the Allowable Reduction. The High Water Mark shall be established and go into effect when one of the following two events first occur: (i) Customer reaches 300,000 usage hours in one month; (ii) Six months pass from Effective Date and the usage hours for the sixth month shall become the first High Water Mark.. Customer shall not be liable for any surcharges after the High Water Mark decays below 300,000 monthly usage hours..

78. GENERAL

A. Unless expressly stated to the contrary, in this Attachment all references to months are to calendar months, and all references to quarters are to calendar quarters and all references to days are to calendar days.

B. AT&T will collect and generate information concerning Intermediate Resellers and Users in the course of providing the Service to them. Customer grants AT&T the right to access and use that Intermediate Reseller and User information for support, network monitoring and planning, and otherwise to fulfill AT&T's obligations under this Attachment. In addition, AT&T may create and use aggregate statistical information relating to Intermediate Resellers' and Users' use of the Service so long as that statistical information is not identifiable to Customer or its Intermediate Resellers or Users.

C. Customer agrees that it will not disclose to AT&T any information of its Intermediate Resellers or Users that is protected by a nondisclosure agreement or otherwise without the prior written consent of both AT&T and the owner of the information. Customer's indemnification obligation under Section 11.3 of the Agreement shall extend to Damages concerning or relating to Customer's breach of this Section 7.C.

D. Nothing in this Attachment shall create or vest in Customer any right, title, or interest in the Service, other than the right to use the Service under the terms and conditions of this Attachment.

E. AT&T's performance obligations under this Attachment shall be solely to Customer, and not to any Intermediate Reseller, User, or other third party. Other than as expressly set forth herein, this Attachment shall not be deemed to provide Intermediate Resellers, Users, or other third parties with any remedy, claim, right of action, or other right.

F. Customer and AT&T are both independent contractors. Neither party is an agent, legal representative, partner, joint venturer, franchisee, employee, or servant of the other party for any purpose.

G. If Customer is in the Commonwealth of Puerto Rico or the United States Virgin Islands, AT&T shall immediately assign this Attachment to AT&T Global Communications Services Inc., and Customer consents to that assignment.

H. Customer understands that the Service (including, Internet use) may require registrations and related administrative reports that are public in nature.

_______________________________________END______________________________________


                                   PAGE 3 OF 6
                                AT&T PROPRIETARY
SA_DISPR.DOC
8.1.00

                                   APPENDIX A
      AT&T PRIVATE LABEL DIAL ISP SERVICES - RESALE VERSION PRICE SCHEDULE
REPLACE WITH/CUSTOM PRICING FOR ONVANTAGE (FG)        DISPR CONTRACT # _________
Custom terms/JAH 9-11-00

IMPLEMENTATION CHARGES

The charge for the first Implementation of Service is [***] is waived. The Implementation Charge is not refundable for any reason, whether upon termination or cancellation of this Attachment or otherwise.

NON-RECURRING CHARGES

REPEATED UNAUTHORIZED NOC CALLS

If Customer repeatedly calls the AT&T NOC for support not directly related to the Service, or for repeated calls to the AT&T NOC by unauthorized Customer personnel, Intermediate Resellers, or Users, AT&T may at its discretion charge for those calls at $200 per hour.

MONTHLY ACCESS CHARGES


A. PRICING SELECTIONS

1. Pricing Method:

                  Per-user pricing
                  Usage-based pricing

If Customer has not selected one of the above Pricing Methods prior to the Effective Date of this Attachment, usage-based pricing shall apply.


2. Monthly Commitments:

         If Per User Pricing selected:

                  [***] for 150 hours a user monthly


         If Usage-based Pricing selected:

                  See table I


Customer has the option of selecting only one Pricing Method plan per Sub-Account.

If Customer has not selected one of the above Pricing Methods, the lowest commitment specified above for the Usage Based Pricing Method shall apply.

The initial pricing of the Service is based on the pricing method selected by Customer. Except as this paragraph provides, Customer may not change its pricing method during the Initial Service Period or a Renewal Service Period.

The pricing described above applies during the Initial Service Period and Renewal Service Periods. However, for Service provided during Renewal Service Periods AT&T may at its option notify Customer that pricing will correspond to the lowest commitment for AT&T's then-current standard usage-based pricing table; otherwise, pricing will be determined as it was during the last month of the Service Period.

PER-USER PRICING

The Dial ISP Monthly Access Charge using per-user pricing is determined as follows:

"Billing Month" means a one-month period with respect to which AT&T bills Customer for the Service. The first Billing Month ends on the last day of the month that includes the First Service Date.

"Unique User" means a User who accesses the Service with a unique account ID provided by Customer or an Intermediate Reseller.

"Total Unique Users" means the aggregate number of Unique Users who access the Service during a Billing Month. A Unique User who accesses the Service more than once during a Billing Month is counted only one time when determining the Total Unique Users for the Billing Month.

D. Special Initial Pricing

CUSTOMER IS REQUIRED, PRIOR TO THE FIRST SERVICE DATE, TO INSTALL an inactive user tool which will automatically disconnect any User if there is no activity BY SUCH USER FOR A PERIOD OF 15 MINUTES IN ANY SESSION. IF AN INACTIVE USER TOOL IS NOT ACTIVE DURING THE TERM OF THIS CONTRACT, THEN AT&T WILL BILL THE CUSTOMER ON A USAGE BASIS.


The duration of each Dial ISP access session is recorded in increments of .001 hours (3.6 seconds). The minimum-recorded time per session is .001 hours. Dial ISP access sessions are then aggregated during each Billing Month by the following type of connectivity: local V.34/V.90.


The Average Monthly Usage is equal to the aggregate session time for local V.34/V.90 connectivity divided by the Total Unique Users during the Billing Month. The Monthly Surcharge for Average Monthly Usage equals the number of hours (including any fraction) by which the Average Monthly Usage exceeds [***] hours, if any, multiplied by [***]. If the Average Monthly Usage for a Billing Month is equal to [***] hours or less, there is no Monthly Surcharge for Average Monthly Usage for that Billing Month.


The total Dial ISP Monthly Access Charge is equal to the Base Monthly Charge plus all of the Monthly Surcharges.

C. USAGE-BASED PRICING

The Dial ISP Monthly Access Charge using usage-based pricing is determined as follows:

The duration of each Dial ISP access session is recorded in increments of .001 hours (3.6 seconds). The minimum recorded time per session is .001 hours.


The Base Monthly Charge for the Billing Month consists of the local V.34/V.90 aggregate average hours multiplied by the rates specified in Table 1 below.


AT&T agrees to credit Customer with all usage hours under this reseller agreement and any other direct dial agreement that Customer has brokered between its customers and AT&T. The combined

                                   PAGE 4 OF 6
                                AT&T PROPRIETARY
SA_DISPR.DOC
8.1.00

                                   APPENDIX A
      AT&T PRIVATE LABEL DIAL ISP SERVICES - RESALE VERSION PRICE SCHEDULE
REPLACE WITH/CUSTOM PRICING FOR ONVANTAGE (FG)        DISPR CONTRACT # _________
Custom terms/JAH 9-11-00

accumulation of hourly usage will be used to meet Monthly Usage Milestones that will result in price reductions as listed in Table 1.


       -------------------- ---------------
           Millions of      Cents per hour
         Hours per Month
       -------------------- ---------------

             0 - 10             [***]
       -------------------- ---------------

             10 - 25            [***]
       -------------------- ---------------

             25 - 40            [***]
       -------------------- ---------------

             40 - 60            [***]
       -------------------- ---------------

              60 +              [***]
       -------------------- ---------------


The total Dial ISP Monthly Access Charge is equal to the Base Monthly Charge; there are no Monthly Surcharges for usage-based pricing.

3. SUB-ACCOUNT FEE

This offer includes the creation of five additional accounts or Sub-Accounts that can be defined during initial implementation or thereafter. Additional accounts as required by AT&T will be added by AT&T at AT&T's cost. Additional Sub-Accounts required by Customer are priced at [***] per Sub-Account.

4. EARLY TERMINATION FEEWaived

_______________________________________END_____________________________________

                                   PAGE 5 OF 6
                                AT&T PROPRIETARY
SA_DISPR.DOC
8.1.00

              AT&T PRIVATE LABEL DIAL ISP SERVICES - RESALE VERSION
                               SERVICE DESCRIPTION

1. SERVICE OVERVIEW

The "Service" is AT&T Private Label Dial ISP Services - Resale Version, a value-added service providing dial-up access to AT&T's Internet Protocol ("IP") network and other value-added features and options. Customer may provide the Service to "Intermediate Resellers" for resale to Users. The Service consists of the following:

     o Dial access to AT&T's managed IP network at various points of presence ("POPs")

     o A RADIUS interface to enable Customer and/or its Intermediate Resellers to authenticate Users

     o Support for multiple "Instances" of the Service, each having a unique domain name

     o    Support for multiple RADIUS servers

     o Routing of IP traffic to and from the Internet and other IP networks accessible from AT&T's IP network, including value-added IP services that Customer and/or its Intermediate Resellers elect to provide

     o    Usage information and Billing Detail Reports

     o    Service Reports

     o    Network care

     o    Implementation support

The Service includes physical and encryption-based security for the AT&T systems that use and store critical billing and management information for the Service, but does not offer any software or security facilities, firewalls, or filters.

2. SERVICE FEATURES

2.1 ACCESSIBILITY

The Service is accessible to Users only in the following countries
("Territory"):

     o    United States (50 states and the District of Columbia) and Puerto Rico

The Service is generally available for access 24 hours per day, 7 days per week, except for scheduled maintenance. Scheduled maintenance is currently performed on Sunday mornings from 03:15 am to 04:45 am, Eastern Time; AT&T may change the time at which scheduled maintenance is performed on notice to Customer. AT&T reserves the right to interrupt access to the Service as needed to perform emergency maintenance.

2.2 POINTS OF PRESENCE

The Service provides analog (V.34/V.90) and digital (ISDN) dial-up access at a number of POPs in the Territory. Not all connectivity options are available at all POPs. The telephone numbers and connectivity options of the POPs are available at FTP://FTP.PRSERV.NET/PUB/DIALTONE/PHONEWSR.1ST, or at such other address as AT&T may specify by notice. AT&T will from time to time and in its sole discretion determine the locations, telephone numbers, connectivity options, and capacities of the POPs.

In the United States, the Service also provides 8xx telephone numbers for V.34/V.90 and ISDN access.

2.3 BILLING DETAIL REPORTS

Each month, AT&T will provide Customer with Billing Detail Reports) of Users' use of the Service during the previous month. These reports may be provided electronically, via e-mail or otherwise.

2.4 NETWORK USAGE REPORTS

Each month, AT&T will provide Customer with Service network usage reports aggregated at Customer's level.

2.5 NETWORK OPERATIONS AND SERVICE

a. Network Support

The Network Operations Center ("NOC") for the Service will perform proactive operations support and troubleshooting of network and service infrastructure and provide pro-active monitoring of service levels and problem diagnosis and resolution.

Before the Implementation Completion Date, AT&T will provide Customer with a standard NOC interface agreement which specifies, among other things, procedures for communicating with the AT&T NOC, problem severity levels, and escalation procedures.

Customer may contact the AT&T NOC for support by 8xx number, AT&T WEB site and email. The NOC will only support and accept calls from Customer and will not accept calls, provide trouble assistance, or interact in any manner with parties other than Customer, regardless of whether such parties have purchased services from Customer; however, with AT&T's consent in appropriate circumstances, Customer may include an Intermediate Reseller in a support call with the AT&T NOC. All communications with Customer will be in the English language.

b. Network Status Information

AT&T provides network status information at WWW.ATTBUSINESS.NET/NETSTATUS, or at such other address as AT&T may specify by notice.

3. IMPLEMENTATION

During implementation of service, AT&T will provide Customer with documentation and configuration assistance to establish proper communication between Customer's RADIUS server and AT&T's RADIUS Interface Gateway. AT&T will provide Customer with implementation assistance for each Instance; Customer will be responsible for providing implementation assistance to its Intermediate Resellers, to the extent necessary.

For each Instance, AT&T and Customer will cooperate to:

     o    Develop a test and turn-up project plan

     o    Carry out the agreed project plan

4. CUSTOMER REQUIREMENTS

a. During the Service Period, Customer must provide the following in connection with the Service:

     o A single physical location for Customer's (and, if applicable, its Intermediate Resellers') RADIUS servers, and dedicated access (T1 minimum, using AT&T facilities) from that location to the AT&T IP network to support RADIUS authentication and to support Customer's IP value-added services offered to Users.

     o A NOC for network support that is available 24x7x365; however, if Customer is a facility-less reseller, then designated contact persons available by pager 24x7x365

     o A technically-qualified staff of sufficient size to fulfill Customer's obligations concerning sale and support of the Service, trained as specified in Section 4 above

     o Accurate and timely forecasts of anticipated use, aggregated to include all use by Customer and its Intermediate Resellers

     o Distribution of Reports and other billing information, and network usage information, to each of its Intermediate Resellers

     o All communication with and support of its Intermediate Resellers regarding the Service, including customer care, network care, and billing inquiries

     o Correct and complete Postal Mailing address for invoices, including person or department if applicable

     o    An updated list of access numbers for its Users

     o    Executed standard AT&T NOC Interface Agreement

     o    E-mail address to receive billing reports

     o    All SMTP gateway addresses used with Service

                                   PAGE 1 OF 2
                                AT&T PROPRIETARY
SD_DISPR.DOC
8.1.00

              AT&T PRIVATE LABEL DIAL ISP SERVICES - RESALE VERSION
                               SERVICE DESCRIPTION


b. In connection with each Instance of the Service, Customer or the applicable Intermediate Reseller through Customer) must provide the following:

     o Ordering, registration, provisioning (including all client software), billing, and support for Users

     o Deploying and managing RADIUS servers that comply with RFC 2138 and 2139 standards, and related systems (including the User authentication database)

     o    The domain names to be used for User login IDs

     o All IP value-added services offered to Users (EG, mail, personal web page hosting, chat, net news)

     o All security for services and systems used or accessible in connection with the Service

     o Blocking concurrent access by Users with the same User ID (required for usage-based pricing, optional for hourly pricing) see par 4.E of Service attachment for case sensitive rule.

     o Testing of all Customer-provided, Intermediate Reseller-provided, and third party software and services for compatibility with the Service (including new or modified versions throughout service period).

     o Name, brand, and marks to identify the Service (neither Customer nor any Intermediate Reseller may use AT&T's name or marks in connection with the Service except as the Service Attachment expressly provides)

_______________________________________END______________________________________

                                   PAGE 2 OF 2
                                AT&T PROPRIETARY
SD_DISPR.DOC
8.1.00